UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2011

Saia, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11465 Johns Creek Parkway, Suite 400, Johns Creek, Georgia		30097
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-232-5067

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2011, Saia, Inc. (the "Company") entered into a Fourth Amended and Restated Credit Agreement with its banking group (the "Restated Credit Agreement") and a Second Amendment to the Amended and Restated Master Shelf Agreement with its long-term note holders (the "Amended Master Shelf Agreement" and together with the Restated Credit Agreement, the "Restated Agreements"). All capitalized terms used but not defined herein shall have the meaning set forth in the Restated Agreements. The amendments to the Restated Agreements include:

• An increase in borrowing availability under the Restated Credit Agreement from $120 million to $150 million;

• The addition of an accordion feature that allows for an additional $40 million in total commitments under the Restated Credit Agreement;

• An extension of the maturity of the Restated Credit Agreement from January 28, 2013 to November 29, 2016;

• The removal of the adjusted leverage ratio covenant under the Restated Agreements;

• The reduction of the pricing grid under the Restated Credit Agreement; and

• Amendment fees totaling approximately $900,000.

The Note maturities were not changed by the Amended Master Shelf Agreement. The foregoing description of the Restated Credit Agreement and the Amended Master Shelf Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each Restated Agreement, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. A copy of the press release announcing the Company’s entry into the Restated Agreements is attached hereto as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the disclosure contained in Item 1.01 above, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Fourth Amended and Restated Credit Agreement, dated as of November 30, 2011, by and among Saia, Inc., BOKF, NA dba Bank of Oklahoma, N.A., as Administrative Agent, Collateral Agent and Joint Lead Arranger, SunTrust Bank, as Documentation Agent, SunTrust Robinson Humphrey, Inc., as Joint Lead Arranger, and the Banks named therein.

10.2 Second Amendment to Amended and Restated Master Shelf Agreement, dated as of November 30, 2011, between Saia, Inc., The Prudential Insurance Company of America and other Noteholders named therein.

99.1 Press release dated December 1, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saia, Inc.

December 6, 2011	By:	Stephanie R. Maschmeier

Name: Stephanie R. Maschmeier
Title: Controller and Principal Accounting Officer

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Exhibit Index

Exhibit No.	Description

10.1	Fourth Amended and Restated Credit Agreement, dated as of November 30, 2011, by and among Saia, Inc., BOKF, NA dba Bank of Oklahoma, N.A., as Administrative Agent, Collateral Agent and Joint Lead Arranger, SunTrust Bank, as Documentation Agent, SunTrust Robinson Humphrey, Inc., as Joint Lead Arranger, and the Banks named therein
10.2	Second Amendment to Amended and Restated Master Shelf Agreement, dated as of November 30, 2011, between Saia, Inc., The Prudential Insurance Company of America and other Noteholders named therein
99.1	Press release dated December 1, 2011